Exhibit 10.2

SURO CAPITAL CORP.

(a Maryland corporation)

AMENDMENT NO. 1 TO

AT-THE-MARKET SALES AGREEMENT

September 23, 2020

BTIG, LLC

600 Montgomery Street, 6th Floor

San Francisco, CA 94111

JMP Securities LLC

600 Montgomery Street, 11th Floor

San Francisco, CA 94111

Ladenburg Thalmann & Co. Inc.

277 Park Avenue, 26th Floor

New York, New York 10172

Ladies and Gentlemen:

This Amendment No. 1, dated September 23, 2020 (the “Amendment”), is to the At-the-Market Sales Agreement, dated July 29, 2019 (the “Sales Agreement”), by and among SuRo Capital Corp., a Maryland corporation (the “Company”), BTIG, LLC (“BTIG”), JMP Securities LLC (“JMP”) and Ladenburg Thalmann & Co. Inc. (“Ladenburg” and, together with BTIG and JMP, the “Agents” and each, an “Agent”).

WHEREAS, the Company and the Agents desire to amend the Sales Agreement to increase the maximum amount of shares of the Common Stock (as defined below) that may be issued and sold through the Agents, acting as agents and/or principals, from an aggregate offering price of up to $50,000,000 to an aggregate offering price of up to $150,000,000.

NOW THEREFORE, in consideration of the mutual promises contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment, intending to be legally bound, hereby amend the Sales Agreement and agree as follows:

The first paragraph of Section 1 of the Sales Agreement is replaced in its entirety with the following:

“The Company agrees that, from time to time during the term of this Agreement, on the terms and subject to the conditions set forth herein, it may issue and sell to or through an Agent, as sales agent and/or principal, up to that number of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), having an aggregate offering price of $150,000,000 (the “Shares”); provided, however, that in no event shall the Company issue or sell to or through the Agents such number of Shares that would (a) exceed the number or amount of shares of Common Stock then available for offer and sale under the currently effective Registration Statement (as defined below) pursuant to which the offering hereunder and under any Terms Agreement (as defined below) is being made or (b) exceed the number of authorized but unissued shares of the Common Stock (the lesser of (a) and (b), the “Maximum Amount”). Notwithstanding anything to the contrary contained herein, the Parties acknowledge and agree that compliance with the limitations set forth in this Section 1 on the Maximum Amount of Shares that may be issued and sold under this Agreement and any Terms Agreement shall be the sole responsibility of the Company, and that the Agents shall have no obligation in connection with such compliance. The Company agrees that whenever it determines to sell Shares directly to an Agent, as principal, it will enter into a separate agreement (each, a “Terms Agreement”) in form and substance as agreed upon by the Company and the Designated Agent (as hereinafter defined) relating to such sale in accordance with Section 2(b) of this Agreement (each such transaction being referred to as a “Principal Transaction”). Each transaction pursuant to this Agreement in which the Company determines to sell Shares through an Agent, as sales agent, is hereinafter referred to as an “Agency Transaction”. The issuance and sale of Shares to or through the Agents will be effected pursuant to the Registration Statement (as defined below) filed by the Company and which was declared effective under the Securities Act (as defined below) by the U.S. Securities and Exchange Commission (the “Commission”) on July 27, 2020.”

Except as set forth above, no other amendments to the Sales Agreement are intended by the parties thereto, are made, or shall be deemed to be made, pursuant to this Amendment, and all provisions of the Sales Agreement, including all exhibits thereto, unaffected by this Amendment shall remain in full force and effect.

Each capitalized term used but not defined herein shall have the meaning ascribed to such term in the Sales Agreement.

This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

[Signature Page Follows.]

If the foregoing is in accordance with your understanding of our agreement, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and the Agents.

Very truly yours,

SURO CAPITAL CORP.

By:	/s/ Mark Klein
Name:	Mark Klein
Title:	Chief Executive Officer and President

CONFIRMED AND ACCEPTED, as of

the date first above written:

BTIG, LLC

By:	/s/ Dennis King
Name:	Dennis King
Title:	Managing Director

JMP Securities LLC

By:	/s/ Jorge Solares-Parkhurt
Name:	Jorge Solares-Parkhurt
Title:	Managing Director

LADENBURG THALMANN & CO. INC.

By:	/s/ Steve Kaplan
Name:	Steve Kaplan
Title:	Head of Capital Markets

[Signature page to Amendment No. 1 to At-the-Market Sales Agreement]